UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Co-Registrants  ☒            Filed by a Party other than the Registrant   ☐

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The Cushing MLP & Infrastructure Total Return Fund
The Cushing NextGen Infrastructure Income Fund
(Names of Co-Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND (NYSE: SRV)
THE CUSHING® NEXTGEN INFRASTRUCTURE INCOME FUND (NYSE: SZC)
300 Crescent Court, Suite 1700
Dallas, Texas 75201

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on May 27, 2022

Notice is hereby given to the shareholders of each of The Cushing® MLP & Infrastructure Total Return Fund (“SRV”) and The Cushing® NextGen Infrastructure Income Fund (“SZC”) (SRV and SZC are each referred to herein as a “Fund” and collectively as the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held at 300 Crescent Court, Suite 1700, Dallas, Texas 75201 on May 27, 2022 at 9:00 A.M. (Central time).

The Annual Meeting is being held for the following purposes:

1.	To elect Trustees in the following manner (the “Election of the Trustees”):
(a)
With respect to SRV: To elect the Class III Trustee nominee named in the accompanying joint proxy statement, Mr. Ronald P. Trout, to hold office until SRV’s 2025 annual meeting or until his successor is elected and duly qualified.

(b)
With respect to SZC: To elect the Class II Trustee nominees named in the accompanying joint proxy statement, Ms. Andrea N. Mullins and Mr. Jerry V. Swank, to hold office until SZC’s 2024 annual meeting or until their respective successors are elected and duly qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.
THE BOARD OF TRUSTEES OF EACH FUND (COLLECTIVELY, THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF NOMINEES OF THE BOARD LISTED IN THE ACCOMPANYING JOINT PROXY STATEMENT FOR YOUR FUND.

The Board has fixed the close of business on April 14, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so your shares will be represented at the Annual Meeting.

If you owned shares in more than one Fund as of the close of business on April 14, 2022, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive from us.

The Funds currently intend to hold the Annual Meeting in person. However, the Funds continue to actively monitor public health considerations regarding the coronavirus (COVID-19) pandemic. The Funds are sensitive to the public health and travel protocols that federal, state and local governments and health officials may impose or recommend. In the event that the Funds determine it is not possible or advisable to hold the Annual Meeting in person, the Funds will publicly announce alternative arrangements for the meeting as promptly as practicable before the Annual Meeting, which may include holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only Annual Meeting). Please monitor the Funds’ website (www.cushingcef.com) for updated information. If you are planning to attend the Annual Meeting in person, please check the Funds’ website prior to the meeting date.

By order of the Board, John H. Alban President of each Fund
Dallas, Texas
April 25, 2022

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE A PREVIOUSLY GIVEN PROXY.

IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD(S), OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND (NYSE: SRV)
THE CUSHING® NEXTGEN INFRASTRUCTURE FUND (NYSE: SZC)
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 27, 2022

This joint proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.001 per share of The Cushing® MLP & Infrastructure Total Return Fund (“SRV”) and The Cushing® NextGen Infrastructure Fund (“SZC”) (SRV and SZC are each referred to herein as a “Fund” and collectively as the “Funds”) in connection with the solicitation by the Board of Trustees of each Fund (collectively, the “Board”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on May 27, 2022, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at 300 Crescent Court, Suite 1700, Dallas, Texas 75201 on May 27, 2022 at 9:00 A.M. (Central time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-888-777-2346.

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number 1-888-777-2346. The Notice of Annual Meeting, the proxy and this Proxy Statement are first being mailed to each Fund’s shareholders on or about April 25, 2022.

The Funds currently intend to hold the Annual Meeting in person. However, the Funds continue to actively monitor public health considerations regarding the coronavirus (COVID-19) pandemic. The Funds are sensitive to the public health and travel protocols that federal, state and local governments and health officials may impose or recommend. In the event that the Funds determine it is not possible or advisable to hold the Annual Meeting in person, the Funds will publicly announce alternative arrangements for the meeting as promptly as practicable before the Annual Meeting, which may include holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only Annual Meeting). Please monitor the Funds’ website (www.cushingcef.com) for updated information. If you are planning to attend the Annual Meeting in person, please check the Funds’ website prior to the meeting date.

•	Why is a shareholder meeting being held?
The common shares of each Fund are listed on the New York Stock Exchange (“NYSE”), and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What matters will be voted on?
Shareholders of the Funds are being asked to elect Trustees in the following manner:

(a)
With respect to SRV: To elect the Class III Trustee nominee named in this Proxy Statement, Mr. Ronald P. Trout, to hold office until SRV’s 2025 annual meeting or until his successor is elected and duly qualified.

(b)
With respect to SZC: To elect the Class II Trustee nominees named in this Proxy Statement, Ms. Andrea N. Mullins and Mr. Jerry V. Swank, to hold office until SZC’s 2024 annual meeting or until their respective successors are elected and duly qualified.

•	Will my vote make a difference?
Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many shares you own.

•	Who is asking for my vote?
The enclosed proxy is solicited by the Board of each Fund for use at the Annual Meeting to be held on May 27, 2022, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

•	How many votes are required to elect a Trustee nominee?
The affirmative vote of a plurality of the shares present in person or by proxy for each Fund at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting) is present is necessary to elect a Trustee nominee.

•	How does the Board recommend that shareholders vote?
The Board unanimously recommends that you vote “FOR” the Trustee nominees named in this Proxy Statement for your Fund.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing investment companies and are familiar with the Funds, their investment strategies and operations and the investment adviser of the Funds. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.

•	Who is eligible to vote?
Shareholders of record of each Fund at the close of business on April 14, 2022, are entitled to be present and to vote at the Annual Meeting or any adjournment, postponement or delay thereof. Each share is entitled to one vote. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	Who will bear the costs of proxy solicitation?
The costs and expenses of soliciting proxies will be borne by the Funds. Each Fund pays a pro rata portion (based on respective net assets) of such costs and expenses.

•	How do you vote your Shares?
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for telephone and Internet voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to shares of a Fund, such shares are voted in accordance with the proxy card bearing the latest date.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

If any other business is brought before the Annual Meeting, your shares will be voted at your proxies’ discretion unless you specify otherwise in your proxy. If you sign the proxy card(s), but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Broker-dealers that hold a Fund’s common shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their common shares on the election of the Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may for certain “routine” matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealers’ request for voting instructions. The election of Trustees at the Annual Meeting is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a properly executed proxy card may have their shares voted by broker-dealers in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker-dealer and record your voting instructions.

•	Why does this Proxy Statement list multiple closed-end funds?
The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Annual Meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. The quorum requirements for the Funds are independent. The failure of a Fund to achieve a quorum may result in an adjournment of such Fund’s Annual Meeting but will not impact the ability of the other Fund to proceed with its Annual Meeting if such Fund achieves a quorum. Shareholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on any proposal by the shareholders of one Fund will not affect the implementation of such proposal by the other Fund if the proposal is approved by the shareholders of that Fund.

•	How many shares of each Fund were outstanding as of the record date?
At the close of business on April 14, 2022, the Funds had the following common shares outstanding:

Fund	Number of Common Shares Outstanding
SRV	2,183,390
SZC	2,601,714

PROPOSAL #1: ELECTION OF TRUSTEES

The rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Funds are being asked to elect Trustees in the following manner:

(c)
With respect to SRV: To elect the Class III Trustee nominee named in this Proxy Statement, Mr. Ronald P. Trout, to hold office until SRV’s 2025 annual meeting or until his successor is elected and duly qualified.

(a)
With respect to SZC: To elect the Class I Trustee nominees named in this Proxy Statement, Ms. Andrea N. Mullins and Mr. Jerry V. Swank, to hold office until SZC’s 2024 annual meeting or until their respective successors are elected and duly qualified.

Composition of the Board of Trustees

(a) With Respect to SRV:

The Trustees of SRV are classified into three classes of Trustees. Set forth below are the current classes of Trustees:

Class I Trustee*	Class II Trustees**	Class III Trustee***
Brian R. Bruce	Andrea N. Mullins	Ronald P. Trout
Jerry V. Swank
__________
*	It is currently anticipated that the Class I Trustee will next stand for election at SRV’s 2023 annual meeting of shareholders.
**	It is currently anticipated that the Class II Trustees will next stand for election at SRV’s 2024 annual meeting of shareholders.
***	The Class III Trustee is standing for election at the Annual Meeting.

(b) With Respect to SZC:

The Trustees of SZC are classified into two classes of Trustees. Set forth below are the current classes of Trustees:

Class I Trustees*	Class II Trustees**
Brian R. Bruce	Andrea N. Mullins
Ronald P. Trout	Jerry V. Swank
__________
*	It is currently anticipated that the Class I Trustees will next stand for election at SZC’s 2023 annual meeting of shareholders.
**	The Class II Trustees are standing for election at the Annual Meeting.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his or her respective class or until his or her respective successor shall have been elected and duly qualified. The other Trustees of each Fund will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Trustee nominee named in this Proxy Statement. Each Trustee nominee named in this Proxy Statement has agreed to continue to serve as a Trustee of their respective Fund if elected at the Annual Meeting. If, however, a designated Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee or nominees as each Fund’s Nominating and Corporate Governance Committee may select.

Certain information concerning the Trustees and the officers of the Funds is set forth in the table below. Independent Trustees are those who are not interested persons of (i) the Funds, (ii) the Funds’ investment adviser, Cushing® Asset Management, LP (the “Adviser”), or (iii) a principal underwriter of the Funds and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

Trustees and Trustee Nominees

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships/Trusteeships Held During Past Five Years
INDEPENDENT TRUSTEES:
Brian R. Bruce (1955)	Lead Independent Trustee	†	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 – present) (registered investment adviser).	4	CM Advisers Family of Funds (2 series) (2007 – 2020).

Andrea N. Mullins (1967)	Trustee and Chair of Audit Committee	†	Private Investor; Independent Contractor, SWM Advisors (2014-present) (registered investment adviser).	4	Valued Advisers Trust (14 portfolios) (2013-present); Angel Oak Family of Funds (9 portfolios) (2019-present).

Ronald P. Trout (1939)	Trustee and Chair of the Nominating and Corporate Governance Committee	†*	Retired. Previously, a founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 – 2002) (investment management company).	4	Dorchester Minerals LP (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).
INTERESTED TRUSTEE:
Jerry V. Swank (1951)**	Trustee, Chair of the Board	†	Chairman of Swank Capital, LLC (2000-present); Former Chairman and Managing Partner of the Adviser (2000-2021).	4	None.

(1)	The business address of each current Trustee is c/o Cushing® Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

(2)	Each Trustee is generally expected to serve a term as set forth herein under “Composition of the Board of Trustees.”

(3)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this Proxy Statement, there are four funds in the Fund Complex.

*
Pursuant to the Funds’ Independent Trustee Retirement Policy, an Independent Trustee, upon reaching the age of 75 and upon each birth date thereafter (each, an “Applicable Date”), will be deemed to tender an offer of retirement, which, if accepted, will become effective upon the date of the next annual meeting of shareholders of the Funds.  If the Board declines the Independent Trustee’s offer of retirement, then the term of office of the Independent Trustee shall continue in accordance with the term of the Class of Trustees to which the Independent Trustee was elected or appointed, provided that the Independent Trustee will be deemed to tender an offer of retirement upon each Applicable Date thereafter. In connection with its consideration of the Trustee Nominees, the Board of Trustees also considered Mr. Trout’s offer of retirement in accordance with the Independent Trustee Retirement Policy and determined to decline Mr. Trout’s offer of retirement, and, with respect to SZC, to nominate Mr. Trout to stand for re-election as a Class I Trustee.

**	Mr. Swank is an “interested person” of the Funds, as defined under the 1940 Act, by virtue of his position as Chairman and former Managing Partner of the Adviser.

†	Except for Ms. Mullins, each Trustee has served as a Trustee of each Fund since such Fund’s inception (SRV: 2007; SZC: 2012). Ms. Mullins has served as a Trustee of each Fund since 2021.

Trustee Qualifications

The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Brian R. Bruce. Mr. Bruce has served as a Trustee of funds in the Fund Complex since 2007. Mr. Bruce served as Chair of the Audit Committee of funds in the Fund Complex from 2007 to 2017. Through his experience as a Trustee of funds in the Fund Complex and certain other registered investment companies, as a former professor at Southern Methodist University’s Cox School of Business and former Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Andrea N. Mullins. Ms. Mullins has served as a trustee of a family of investment companies since 2013. Through her former positions in senior financial roles at asset management companies, service as an investment company trustee, including as a member of the audit and pricing committees and experience as an independent contractor with a registered investment adviser, Ms. Mullins is experienced in financial, accounting, regulatory and investment matters.

Ronald P. Trout. Mr. Trout has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee of and Chair of the Nominating and Corporate Governance Committee of funds in the Fund Complex, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.

Jerry V. Swank. Mr. Swank has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee and Chair of the Board of funds in the Fund Complex, managing partner and Chief Investment Officer of the Adviser and founder of Swank Capital, LLC and his extensive professional experience with investment firms and an oil and gas research and consulting firm, Mr. Swank is experienced in financial regulatory and investment matters.

Board’s Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Funds and one of whom is classified as an “interested person” of the Funds. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees, if required by applicable law.

An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chair of the Board. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Independent Trustees have selected Mr. Brian R. Bruce as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a Chair of the Board who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds. In reaching this conclusion, the Board considered, among other things, the role of the Adviser in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board will be conducted through the committees, the projected net assets of the Funds and the management, distribution and other service arrangements of the Funds. The Board also believes that its structure, including the presence of one Interested Trustee who is an executive officer of the Adviser, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Board’s Role in Risk Oversight

The Funds have retained the Adviser to provide investment advisory services and certain administrative services. The Adviser is primarily responsible for the management of risks that may arise from the Funds’ investments and operations. Certain employees of the Adviser serve as the Funds’ officers, including the Funds’ President, Chief Executive Officer, Chief Compliance Officer, Secretary and Chief Financial Officer. The Board oversees the performance of these functions by the Adviser, both directly and through the Committee structure the Board has established. The Board receives from the Adviser reports on a regular and as-needed basis relating to the Funds’ investment activities and to the actual and potential risks of the Funds, including reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of each Fund to receive reports regarding the portfolio management of each Fund and its performance and investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Funds that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Officers of the Funds

The following information relates to the executive officers of the Funds who are not Trustees. Fund officers receive no compensation from the Funds but may also be officers or employees of the Adviser and may receive compensation in such capacities.

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
John H. Alban (1963)	Chief Executive Officer and President	Officer since 2010	Chief Executive Officer (“CEO”) (2019 – Present) and Chief Operating Officer (“COO”) of the Adviser (2010 – Present).

Blake R. Nelson (1986)	Chief Financial Officer and Treasurer	Officer since 2021	Chief Financial Officer (2021-present) and Controller (2013-2021) of the Adviser. Previously, fund accountant at JD Clark & Company (2011-2013). Mr. Nelson is a Certified Public Accountant.

Mathew J. Calabro (1966)	Chief Compliance Officer	Officer since 2021
Chief Compliance Officer of the Adviser and funds in the fund complex (2021-present); Director of Institutional Manager Services at Ascendant Compliance Management, LLC (a subsidiary of Compliance Solutions Strategies) (2016-present).

_______________________
(1)	The business address of each officer is c/o Cushing® Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

(2)
Term of office is at the discretion of the Board or until a successor has been duly elected and qualified. The year set forth above is the earliest year in which the officer was appointed as an officer of any Fund.

Board Committees

The Trustees have determined that it is desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Currently, the two committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee is charged with selecting a firm of independent registered public accountants for the Funds and reviewing accounting matters with the accountants.

The Audit Committee is comprised of all of the Independent Trustees: Andrea N. Mullins (Chair), Brian R. Bruce and Ronald P. Trout. The Board has determined that Ms. Mullins is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Funds.

The report of the Audit Committee is set forth in Appendix A to this Proxy Statement.

The Audit Committee is governed by a written charter. A copy of the Audit Committee charter is available on the Funds’ website at www.cushingcef.com.

The Audit Committee’s Pre-Approval Policies and Procedures

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided to the Funds by their independent registered public accounting firm. The Audit Committee has delegated to the Chair of the Audit Committee, either acting alone or acting together with any other member of the Audit Committee, the authority to pre-approve any audit or permissible non-audit services, provided, however, that the Chair of the Audit Committee remains responsible for reporting any pre-approvals granted to the full Audit Committee at its next scheduled meeting.

Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or the Chair.

During the fiscal year ended November 30, 2021, all non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser, were pre-approved by each Funds’ Audit Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information — Independent Auditors.”

The Nominating and Corporate Governance Committee

The purposes of the Nominating and Corporate Governance Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the CCO of the Funds and the Independent Trustees. The Nominating and Corporate Governance Committee is composed of all of the Independent Trustees: Ronald P. Trout (Chair), Brian R. Bruce and Andrea N. Mullins.

As part of its duties, the Nominating and Corporate Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Corporate Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of a Fund, including the number of shares owned and the length of time of ownership; and
•
The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Funds and the person’s consent to be named as a Trustee if selected by the Nominating and Corporate Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Secretary of the Funds, c/o Cushing® Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Funds’ most recent annual meeting of shareholders. The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a Trustee of the Funds are that a candidate demonstrates, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Funds and has an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Corporate Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from the Adviser and the Funds. The Nominating and Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Board, see the biographical information of the Trustees above in the section entitled “Trustees and Trustee Nominees.”

The Nominating and Corporate Governance Committee is governed by a written charter. A copy of the Nominating and Corporate Governance Committee charter is available on the Funds’ website at www.cushingcef.com.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Funds c/o Cushing® Asset Management, LP at 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

Beneficial Ownership of Securities

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Trustee and the aggregate dollar range of securities owned in the Cushing Funds Complex by each Trustee as of April 14, 2022:

Trustee	SRV	SZC	Aggregate(1)
Independent Trustees:
Brian R. Bruce	$10,001-$50,000	None	$10,001-$50,000
Andrea N. Mullins	None	None	None
Ronald P. Trout	$1-$10,000	None	$1-$10,000
Interested Trustee:
Jerry V. Swank (2)	Over $100,000	$50,001-$100,000	Over $100,000

___________________________
(1)	As of April 14, 2022, the family of registered investment companies consisted of four funds

(2)
Includes shares owned directly and indirectly. Prior to each Fund’s initial public offering, an affiliate of the Adviser purchased shares of each Fund in order to provide over $100,000 of net capital as required by the 1940 Act. Mr. Swank may be deemed to be a beneficial owner of the Funds’ shares by virtue of his control over the Adviser and the affiliate that purchased the shares

As of April 14, 2022, each Trustee and officer and the Trustees and officers of each Fund as a group owned less than 1% of the outstanding Shares of each Fund.

Board Meetings

It is the Funds’ policy to encourage Trustees to attend annual meetings. Four meetings of the Board of the Funds were held during the fiscal year ended November 30, 2021.

One meeting of the Audit Committee and two meetings of the Nominating and Corporate Governance Committee were held during the fiscal year ended November 30, 2021.

During the fiscal year ended November 30, 2021, each Independent Trustee of the Funds for the period during which they were a Trustee, attended all regular meetings of the Board and all meetings of all committees of the Board on which the Trustee served. Mr. Swank attended two of four meetings of the Board.

Trustee Compensation

The following table provides information regarding compensation of the Trustees of each Fund and for the Cushing Funds Complex, each for the fiscal year ended November 30, 2021. Officers of the Funds do not receive any compensation from the Funds. The Trustees do not receive any pension or retirement benefits from the Cushing Funds Complex.

Trustee	SRV	SZC	Total Paid to Trustees by Cushing Funds Complex(1)
Independent Trustees:
Brian R. Bruce	$28,409	$7,243	$94,000
Andrea N. Mullins	$3,783	$923	$12,000
Ronald P. Trout	$28,409	$7,243	$94,000
Interested Trustee:
Jerry V. Swank	None	None	None

_________________________
(1)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this proxy statement, there were four funds in the Fund Complex.

Required Vote

The affirmative vote of a plurality of the shares present in person or by proxy at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting) is present is necessary to approve the Election of the Trustees.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUSTEE NOMINEES NAMED IN THIS PROXY STATEMENT FOR YOUR FUND.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

One-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting with respect to such Fund for purposes of conducting business at the Annual Meeting.

The Board has fixed the close of business on April 14, 2022 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum, but will not affect the result of the vote on the Election of the Trustees. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of a quorum, but will not be considered entitled to vote with respect to the Election of the Trustees. Broker non-votes, therefore, will not count as “For” or “Against” the Election of the Trustees. Abstentions and broker non-votes will have the same effect as shares voted against a proposal, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Funds may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Funds also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for telephone and Internet voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to shares of a Fund, such shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you will be required to show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

The Funds currently intend to hold the Annual Meeting in person. However, the Funds continue to actively monitor public health considerations regarding the coronavirus (COVID-19) pandemic. The Funds are sensitive to the public health and travel protocols that federal, state and local governments and health officials may impose or recommend. In the event that the Funds determine it is not possible or advisable to hold the Annual Meeting in person, the Funds will publicly announce alternative arrangements for the meeting as promptly as practicable before the Annual Meeting, which may include holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only Annual Meeting). Please monitor the Funds’ website (www.cushingcef.com) for updated information. If you are planning to attend the Annual Meeting in person, please check the Funds’ website prior to the meeting date.

Discretionary Voting

Broker-dealers that hold a Fund’s common shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their common shares on the Election of the Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealers’ request for voting instructions. The election of Trustees at the Annual Meeting is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealers in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker-dealer and record your voting instructions.

Proxy Solicitation

The Funds have retained Georgeson LLC to assist in the solicitation of proxies. The Funds will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures. Each Fund pays a pro rata portion (based on respective net assets) of such costs and expenses.

The Funds’ officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.

Investment Adviser

Cushing® Asset Management, LP, acts as each Fund’s investment adviser. The Adviser is responsible for making investment decisions with respect to the investment of each Fund’s assets. The Adviser is located at 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

Administrator

U.S. Bancorp Fund Services, LLC, located at 811 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ administrator.

Independent Auditors

Ernst & Young LLP (“Ernst & Young”) has been selected as the Funds’ independent registered public accounting firm by the Audit Committee and ratified by a majority of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the fiscal year ended November 30, 2022. Representatives of Ernst & Young are not expected to attend the Annual Meeting. The Funds do not know of any direct or indirect financial interest of Ernst & Young in the Funds.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by Ernst & Young for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex A. All of the audit services for the fiscal years ended November 30, 2021 and November 30, 2020 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by Ernst & Young for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements are set forth on Annex A. All of the audit-related services for the fiscal years ended November 30, 2021 and November 30, 2020 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

 Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by Ernst & Young and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex A.

All of the tax services for the fiscal years ended November 30, 2021 and November 30, 2020 were approved by the Audit Committee in accordance with its pre-approval policies and procedures. Ernst & Young did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds’ Audit Committee for such fiscal periods.

All Other Fees

There were no fees billed by Ernst & Young for the fiscal years ended November 30, 2021 and November 30, 2020 for services rendered to the Funds other than audit, audit-related and tax services.

Aggregate Non-Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed by Ernst & Young for services rendered to each Fund, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Fund that directly related to the operations and financial reporting of the Fund are set forth on Annex A.

Principal Shareholders

As of April 14, 2022, to the knowledge of each Fund, no person beneficially owned more than 5% of the voting securities of the one class of securities of each Fund, except as set forth below:

Fund	Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
SRV	Saba Capital Management, L.P.(1) Saba Capital Management GP, LLC Boaz R. Winestein 405 Lexington Ave., 58th Floor New York, NY 10174	Common Shares	222,237	10.18%
	Morgan Stanley(2) 1585 Broadway New York, NY 10036	Common Shares	118,069	5.40%

SZC	First Trust Portfolios L.P.(3) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	Common Shares	214,687	8.25%
___________________________

(1)	Based on Form 13D filed on September 15, 2021.
(2)	Based on Form 13G filed on February 9, 2022.
(3)	Based on Form 13G filed on January 26, 2022.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting to be held on May 27, 2022

This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the internet at https://www.proxy-direct.com/cus-32709. These Proxy Materials will be available on the internet through the day of the Annual Meeting.

Each Fund will furnish to any shareholder, without charge, a copy of such Fund’s most recent annual report to shareholders upon request. Requests should be directed to the Funds, c/o Cushing Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201, (888) 777-2346.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and timely filed, except that the initial Form 3 filed on behalf of Matthew Calabro for each Fund, upon his appointment as Chief Compliance Officer of each Fund, reporting no securities of each Fund beneficially owned, was not filed in a timely manner.

Privacy Principles of the Funds

In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. The Funds do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about you, other shareholders or former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, the Funds restrict access to nonpublic personal information about their shareholders to those employees who need to know that information to provide services to our shareholders. The Funds also maintain certain other safeguards to protect your nonpublic personal information.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in a Fund’s proxy statement and form of proxy for each Fund’s annual meeting of shareholders in 2023 is December 26, 2022. Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in a Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than December 26, 2022 and no later than January 25, 2023. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting in accordance with each Fund’s advance notice By-Law. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules and a Fund’s advance notice By-Law, respectively, must be complied with before consideration of the proposal is required.

Other Matters

The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

In the event a quorum is present at the Annual Meeting but sufficient votes to elect the Trustee nominees are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

April 25, 2022

ANNEX A

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Each Fund has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. No portion of the fees billed by Ernst & Young applicable to non-audit services were approved pursuant to waiver of pre-approval requirements.

Fiscal Year ended November 30, 2021

		Non-Audit Fees
Fund	Audit Fees	Audit Related	Tax	Others	Total Non-Audit	Total
SRV	$66,500	None	$19,500	None	$19,500	$86,000
SZC	$69,000	None	$19,500	None	$19,500	$88,500

Fiscal Year ended November 30, 2020

		Non-Audit Fees
Fund	Audit Fees	Audit Related	Tax	Others	Total Non-Audit	Total
SRV	$66,500	$32,000	$19,500	None	$51,500	$118,000
SZC	$69,000	None	$19,500	None	$19,500	$88,500

The following table indicates the total non-audit fees billed by the Fund’s principal accountant for services to the Funds and to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds. The audit committee has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	SRV	SZC
Fiscal Year ended November 30, 2021	$19,500	$19,500
Fiscal Year ended November 30, 2020	$51,500	$19,500

APPENDIX A

REPORT OF THE AUDIT COMMITTEE OF
THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND
THE CUSHING® NEXTGEN INFRASTRUCTURE FUND

The Audit Committee (the “Committee”) of the Funds oversees each Fund’s accounting and financial reporting processes and the audits of each Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of each Fund’s financial statements, each Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in each Fund’s Annual Report dated November 30, 2021 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed each Fund’s November 30, 2021 audited financial statements with management and with Ernst & Young LLP (“Ernst & Young”), each Fund’s independent registered public accounting firm. The Committee has also discussed with Ernst & Young the matters required to be discussed by AS 1301 issued by the Public Company Accounting Oversight Board (“PCAOB”). The Committee reviewed with Ernst & Young, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letter from Ernst & Young required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Ernst & Young to each Fund is compatible with maintaining Ernst & Young’s independence, and has discussed with Ernst & Young the independence of the independent registered public accounting firm.

The Committee discussed with Ernst & Young the overall scope and plans for the audit. The Committee discussed with Ernst & Young the results of its examinations, its evaluations of each Fund’s internal controls, and the overall quality of each Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements of each Fund be included in the Annual Report to Shareholders for such Fund for the fiscal year ended November 30, 2021 and to be filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that each Fund’s independent registered public accounting firm is, in fact, “independent.”

January 27, 2022

Andrea N. Mullins, Audit Committee Chair
Brian R. Bruce, Audit Committee Member
Ronald P. Trout, Audit Committee Member

A-1

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
300 Crescent Court, Suite 1700
Dallas, TX 75201
on May 26, 2022
at 9:00 a.m. (Central time)

FUND
The Cushing® MLP & Infrastructure Total Return Fund ("SRV")

FUND
The Cushing® NextGen Infrastructure Income Fund ("SZC")

Please detach at perforation before mailing.

PROXY

THE CUSHING CLOSED-END FUNDS
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2022

The undersigned holder of common shares of the Fund(s) referenced above, hereby appoints John H. Alban and Jerry V. Swank as Proxies, each with full power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side of this proxy card, all common shares of the Fund(s) held of record on March 16, 2022, by the undersigned at the Joint Annual Meeting of Shareholders to be held on May 26, 2022 at 9:00 a.m. (Central time) and all adjournments, postponements or delays thereof (the "Annual Meeting"), with all powers the undersigned would possess if personally present.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting.

CUS_32709_040722

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholders Meeting to be held on May 26, 2022. The Joint Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/cus-32709

Please detach at perforation before mailing.

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE TRUSTEES AND IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A **Proposals** The Board of Trustees (The "Board") of your Fund(s) unanimously recommends that you vote "FOR" the election of the Trustees.

1a. Election of Class III Trustee to serve until 2025 annual meeting or until his respective successor is elected and duly qualified:

01. Mr. Ronald P. Trout

	FOR	WITHHOLD
The Cushing® MLP & Infrastructure Total Return Fund ("SRV")	☐	☐

1b. Election of Class II Trustees to serve until 2024 annual meeting or until their respective successors are elected and duly qualified:

To withhold authority to vote for any individual nominee(s) mark the box "FOR ALL EXCEPT" and write the nominee number(s) on the line provided.

01. Ms. Andrea N. Mullins 02. Mr. Jerry V. Swank

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
The Cushing® NextGen Infrastructure Income Fund ("SZC")	☐	☐	☐ ________

B **Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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